UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	May 19, 2021

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLFA	Over-the-counter “pink sheets”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.
Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2021, Tandy Leather Factory, Inc. (the “Company”) announced the appointment of Elaine D. Crowley to the Company’s Board of Directors on May 19, 2021.  Ms. Crowley has also been appointed to serve on the Audit Committee of the Board.  In connection with Ms. Crowley’s appointment, the Company’s Board is expanding from seven to eight members.

Ms. Crowley, 62, served as Chief Restructuring Officer of Stage Stores, Inc. from May 2020 to October 2020 and served as a member of its Board of Directors from 2014 to 2020.   From 2010 until her retirement in 2012, Ms. Crowley served as Executive Vice President and Chief Financial Officer for Mattress Giant Corporation, a mattress retailer.  From 2008 to 2010, Ms. Crowley served as Executive Vice President and Chief Financial Officer and Senior Vice President, Controller and Chief Accounting Officer/Chief Financial Officer for Michaels Stores, Inc., an arts and crafts retailer.  From August 1990 to September 2007, Ms. Crowley was employed by The Bombay Company, Inc., a furniture and home goods retailer, most recently as Senior Vice President, Chief Financial Officer and Treasurer.  She held that title for administrative purposes while also having served as Liquidation Trustee for the Bombay Liquidation Trust from September 2007 to December 2017.  She has 11 years of public accounting experience principally with Price Waterhouse.  She holds a B.B.A. in accounting from Texas Christian University and is licensed as a certified public accountant in Texas.

There are no arrangements or understandings pursuant to which Ms. Crowley was appointed.  She will receive the standard compensation for the Company’s outside Directors and Audit Committee members.

On May 21, 2021, the Company issued a press release (the “Press Release”) announcing Ms. Crowley’s appointment.  A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibit
99.1	Press Release dated May 21, 2021

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the SEC, as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “may,” “will,” “could,” “should,” “anticipate,” “believe,” “budgeted,” “expect,” “intend,” “plan,” “project,” “potential,” “estimate,” “continue,” “outlook,” “forecast” or “future,” variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: May 21, 2021	By:	/s/ Janet Carr
Janet Carr, Chief Executive Officer